UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 12, 2019

INGERSOLL-RAND PUBLIC LIMITED COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Ireland (State or Other Jurisdiction of Incorporation)	001-34400 (Commission File Number)	98-0626632 (IRS Employer Identification No.)

170/175 Lakeview Dr. Airside Business Park Swords, Co. Dublin Ireland (Address of principal executive offices, including zip code)
+(353) (0) 18707400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, Par Value $1.00 per Share	IR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04    Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Ingersoll-Rand plc (the “Company”) is making changes to certain of its benefit plans to convert those plans from using a unitized stock fund to using a “real-time traded” fund. In connection with these changes, on December 12, 2019, the Company sent a notice to its directors and executive officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, informing them of a blackout period that begins at the close of market (generally 4:00 p.m. Eastern time) on January 16, 2020 and ends on or around January 23, 2020 (the “Blackout Period”) that is being imposed on participants in the Ingersoll-Rand Company Employee Savings Plan, the Ingersoll-Rand Company Employee Savings Plan for Bargained Employees, the Ingersoll-Rand Individual Account Retirement Plan for Bargaining Unit Employees at the Buffalo, New York Plant, the Ingersoll-Rand Retirement Savings Plan for Participating Affiliates in Puerto Rico, the Trane 401(k) and Thrift Plan and a new plan relating to the Company’s industrial business that is expected to be in existence during the periods below (the Ingersoll Rand Industrial U.S., Inc. Employee Savings Plan) (collectively, the “Plans”) and notifying them of the trading restrictions applicable to them during this Blackout Period. During the Blackout Period, participants and beneficiaries in the Plans will be unable to request exchanges or obtain loans or receive distributions that involve Plan assets invested in the Ingersoll-Rand Unitized Stock Fund.

During the Blackout Period and for a period of two years after the expiration of the Blackout Period, executive officers and directors of Ingersoll Rand, and security holders or other interested persons, may obtain, without charge, information about this notice or about the actual beginning and ending dates of the Blackout Period by contacting Evan M. Turtz at (704) 655-4000 or 800-E Beaty Street, Davidson, North Carolina 28036.

This notice was sent pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Regulation BTR, which generally prohibit executive officers and directors of an issuer from engaging in transactions involving the issuer’s equity securities acquired in connection with their service or employment as director or executive officer during any retirement plan blackout period.

A copy of the form of notice to directors and executive officers, which includes the information specified in Rule 104(b) of Regulation BTR, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

Exhibit	Description

99.1	Form of Notice of Blackout Period to Directors and Executive Officers, dated December 12, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND PUBLIC LIMITED COMPANY (Registrant)

Date: December 12, 2019	By:	/s/ Evan M. Turtz
Evan M. Turtz
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Form of Notice of Blackout Period to Directors and Executive Officers, dated December 12, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)